UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 15, 2016

Citigroup Commercial Mortgage Trust 2016-P6

(Exact name of issuing entity)

(Central Index Key number of issuing entity: 0001690255)

Citigroup Commercial Mortgage Securities Inc.

(Exact name of the depositor as specified in its charter)

(Central Index Key number of depositor: 0001258361)

Citigroup Global Markets Realty Corp.

(Central Index Key number: 0001541001)

Barclays Bank PLC

(Central Index Key number: 0000312070)

Starwood Mortgage Funding V LLC

(Central Index Key number: 0001682509)

Principal Commercial Capital

(Central Index Key number: 0001634437)

Société Générale

(Central Index Key number: 0001238163)

(Exact name of sponsors as specified in their charters)

Delaware	333-207132-09	86-1073506
(State or other jurisdiction of incorporation of depositor)	(Commission File Number of issuing entity)	(IRS Employer Identification No. of depositor)

390 Greenwich Street New York, New York	10013
(Address of principal executive offices of depositor)	(Zip Code of depositor)

Depositor’s telephone number, including area code	(212) 816-6000

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On December 15, 2016, Citigroup Commercial Mortgage Securities Inc. (the “Depositor”) caused the issuance, pursuant to a Pooling and Servicing Agreement, dated as of December 1, 2016 (the “Pooling and Servicing Agreement”), between the Depositor, as depositor, Midland Loan Services, a Division of PNC Bank, National Association, as master servicer (the “Master Servicer”), CWCapital Asset Management LLC, as special servicer (the “Special Servicer”), Park Bridge Lender Services LLC, as operating advisor and asset representations reviewer, Citibank, N.A., as certificate administrator, and Deutsche Bank Trust Company Americas, as trustee (the “Trustee”), of Citigroup Commercial Mortgage Trust 2016-P6, Commercial Mortgage Pass-Through Certificates, Series 2016-P6 (the “Certificates”). The Pooling and Servicing Agreement is attached hereto as Exhibit 4.1. Capitalized terms used but not defined herein shall have the meanings assigned to them in the Pooling and Servicing Agreement.

The Certificates consist of the following classes, designated as (i) the Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class A-AB, Class X-A, Class X-B, Class A-S, Class B and Class C Certificates (collectively, the “Public Certificates”) and (ii) the Class D, Class X-D, Class E, Class F, Class G, Class H and Class R Certificates (collectively, the “Private Certificates”) and the Class S Certificates.

All of the Public Certificates, having an aggregate initial principal amount of $778,680,000, were sold to Citigroup Global Markets Inc. (“Citigroup”), Barclays Capital Inc. (“BCI”), SG Americas Securities, LLC (“SGAS”) and Drexel Hamilton, LLC (“Drexel Hamilton” and, collectively with Citigroup, BCI and SGAS, in such capacity, the “Underwriters”), pursuant to an Underwriting Agreement, dated as of December 6, 2016 (the “Underwriting Agreement”), between the Depositor and the Underwriters. Citigroup, BCI and SGAS are acting as co-lead managers, and Drexel Hamilton is acting as co-manager, in connection with the offering of the Public Certificates. The Public Certificates were offered by the Underwriters for sale to the public, pursuant to the Depositor’s Preliminary Prospectus, dated November 29, 2016, and by the Prospectus, dated December 6, 2016 (the “Prospectus”), in negotiated transactions or otherwise at varying prices determined at the time of sale. The Underwriting Agreement is attached hereto as Exhibit 1. In connection with the issuance, and sale to the Underwriters, of the Public Certificates, a legal opinion was rendered related to the validity of, and certain federal income tax considerations relating to, the Public Certificates, which legal opinion is attached hereto as Exhibit 5.

All of the Private Certificates, having an aggregate initial principal amount of $134,728,704, were sold to Citigroup, BCI, SGAS, Drexel Hamilton and Goldman, Sachs & Co. (collectively with Citigroup, BCI, SGAS and Drexel Hamilton, in such capacity, the “Initial Purchasers”), pursuant to a Purchase Agreement, dated as of December 6, 2016, between the Depositor and the Initial Purchasers. The Private Certificates were sold in private placement transactions exempt from registration under the Securities Act of 1933, as amended (the “Act”), pursuant to Section 4(2) of the Act.

The Certificates represent, in the aggregate, the entire beneficial ownership in Citigroup Commercial Mortgage Trust 2016-P6 (the “Issuing Entity”), a common law trust fund formed under the laws of the State of New York pursuant to the Pooling and Servicing Agreement. The assets of the Issuing Entity consist primarily of 54 fixed-rate mortgage loans (the “Mortgage Loans”) secured by first liens on 94 commercial, multifamily and manufactured housing community properties. The Mortgage Loans were acquired by the Depositor from (i) Citigroup Global Markets Realty Corp. (“CGMRC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2016 (the “CGMRC Mortgage Loan Purchase Agreement”), between the Depositor and CGMRC, (ii) Barclays Bank PLC

(“Barclays”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2016 (the “Barclays Mortgage Loan Purchase Agreement”), between the Depositor and Barclays, (iii) Starwood Mortgage Funding V LLC (“SMF V”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2016 (the “SMF V Mortgage Loan Purchase Agreement”), between the Depositor and SMF V, (iv) Macquarie US Trading LLC d/b/a Principal Commercial Capital (“PCC”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2016 (the “PCC Mortgage Loan Purchase Agreement”), between the Depositor and PCC and (v) Société Générale (“SG”), pursuant to a Mortgage Loan Purchase Agreement, dated as of December 1, 2016 (the “SG Mortgage Loan Purchase Agreement” and, together with the CGMRC Mortgage Loan Purchase Agreement, the Barclays Mortgage Loan Purchase Agreement, the SMF V Mortgage Loan Purchase Agreement and the PCC Mortgage Loan Purchase Agreement, the “Mortgage Loan Purchase Agreements”), between the Depositor and SG. The Mortgage Loan Purchase Agreements are attached hereto as Exhibits 99.1, 99.2, 99.3, 99.4 and 99.5, respectively.

The 8 Times Square & 1460 Broadway Mortgage Loan is required to be serviced and administered pursuant to the CD 2016-CD2 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 8 Times Square & 1460 Broadway Mortgage Loan), and the holders of the 8 Times Square & 1460 Broadway Companion Loans are generally governed by the 8 Times Square & 1460 Broadway Co-Lender Agreement. The CD 2016-CD2 Pooling and Servicing Agreement and the 8 Times Square & 1460 Broadway Co-Lender Agreement are attached hereto as Exhibits 4.2 and 4.9, respectively.

The 681 Fifth Avenue Mortgage Loan is required to be serviced and administered pursuant to the MSC 2016-UBS12 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the 681 Fifth Avenue Mortgage Loan), and the holders of the 681 Fifth Avenue Companion Loans are generally governed by the 681 Fifth Avenue Co-Lender Agreement. The MSC 2016-UBS12 Pooling and Servicing Agreement and the 681 Fifth Avenue Co-Lender Agreement are attached hereto as Exhibits 4.3 and 4.10, respectively.

The Quantum Park Mortgage Loan is required to be serviced and administered pursuant to the CGCMT 2016-C3 Pooling and Servicing Agreement until the Quantum Park Controlling Pari Passu Companion Loan Securitization Date. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Quantum Park Mortgage Loan), and the holders of the Quantum Park Companion Loans are generally governed by the Quantum Park Co-Lender Agreement. The CGCMT 2016-C3 Pooling and Servicing Agreement and the Quantum Park Co-Lender Agreement are attached hereto as Exhibits 4.4 and 4.11, respectively.

The Potomac Mills Mortgage Loan is required to be serviced and administered pursuant to the CFCRE 2016-C6 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Potomac Mills Mortgage Loan), and the holders of the Potomac Mills Companion Loans are generally governed by the Potomac Mills Co-Lender Agreement. The CFCRE 2016-C6 Pooling and Servicing Agreement and the Potomac Mills Co-Lender Agreement are attached hereto as Exhibits 4.5 and 4.12, respectively.

The Fresno Fashion Fair Mortgage Loan is required to be serviced and administered pursuant to the JPMDB 2016-C4 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Fresno Fashion Fair Mortgage Loan), and the holders of the Fresno Fashion Fair Companion Loans are generally governed by the Fresno Fashion Fair Co-Lender Agreement. The JPMDB 2016-C4 Pooling and Servicing Agreement and the Fresno Fashion Fair Co-Lender Agreement are attached hereto as Exhibits 4.6 and 4.13, respectively.

The Hyatt Regency Jersey City Mortgage Loan is required to be serviced and administered pursuant to the CGCMT 2016-P5 Pooling and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Hyatt Regency Jersey City Mortgage Loan), and the holder of the Hyatt Regency Jersey City Companion Loan are generally governed by the Hyatt Regency Jersey City Co-Lender Agreement. The CGCMT 2016-P5 Pooling and Servicing Agreement and the Hyatt Regency Jersey City Co-Lender Agreement are attached hereto as Exhibits 4.7 and 4.14, respectively.

The Easton Town Center Mortgage Loan is required to be serviced and administered pursuant to the BBCMS 2016-ETC Trust and Servicing Agreement. The relative rights and obligations of the Trustee, on behalf of the Issuing Entity (as holder of the Easton Town Center Mortgage Loan), and the holders of the Easton Town Center Companion Loans are generally governed by the Easton Town Center Co-Lender Agreement. The BBCMS 2016-ETC Trust and Servicing Agreement and the Easton Town Center Co-Lender Agreement are attached hereto as Exhibits 4.8 and 4.15, respectively.

The net proceeds of the sale of the Certificates were applied to the purchase of the Mortgage Loans by the Depositor from CGMRC, Barclays, SMF V, PCC and SG. The net proceeds to the Depositor of the offering of the Certificates, after deducting expenses payable by the Depositor in connection with the issuance and distribution of the Certificates of $6,333,612, were approximately $898,589,897. Of the expenses paid by the Depositor, approximately $871,014 were paid directly to affiliates of the Depositor, $100,000 in the form of fees were paid to the Underwriters and the Initial Purchasers, $0 were paid to or for the Underwriters and the Initial Purchasers, and $5,362,599 were other expenses. All of the foregoing expense amounts are the Depositor’s reasonable estimates of such expenses. No underwriting discounts and commissions or finder’s fees were paid by the Depositor.

Further information regarding such sales is set forth in the Underwriting Agreement (including, as to the price per class of Public Certificates, on Schedule II thereto) and in the Depositor’s Prospectus, dated December 6, 2016. The related registration statement (file no. 333-207132) was originally declared effective on December 23, 2015. In connection with such Prospectus, the principal executive officer of the Depositor has provided the certification attached hereto as Exhibit 36.1.

Principal Global Investors, LLC will also act as sub-servicer with respect to six (6) of the Mortgage Loans pursuant to that certain Sub-Servicing Agreement, dated as of December 1, 2016 and as to which an executed version is attached hereto as Exhibit 99.6, between Midland Loan Services, a Division of PNC Bank, National Association and Principal Global Investors, LLC.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 1	Underwriting Agreement

Exhibit 4.1	Pooling and Servicing Agreement

Exhibit 4.2	CD 2016-CD2 Pooling and Servicing Agreement

Exhibit 4.3	MSC 2016-UBS12 Pooling and Servicing Agreement

Exhibit 4.4	CGCMT 2016-C3 Pooling and Servicing Agreement

Exhibit 4.5	CFCRE 2016-C6 Pooling and Servicing Agreement

Exhibit 4.6	JPMDB 2016-C4 Pooling and Servicing Agreement

Exhibit 4.7	CGCMT 2016-P5 Pooling and Servicing Agreement

Exhibit 4.8	BBCMS 2016-ETC Trust and Servicing Agreement

Exhibit 4.9	8 Times Square & 1460 Broadway Co-Lender Agreement

Exhibit 4.10	681 Fifth Avenue Co-Lender Agreement

Exhibit 4.11	Quantum Park Co-Lender Agreement

Exhibit 4.12	Potomac Mills Co-Lender Agreement

Exhibit 4.13	Fresno Fashion Fair Co-Lender Agreement

Exhibit 4.14	Hyatt Regency Jersey City Co-Lender Agreement

Exhibit 4.15	Easton Town Center Co-Lender Agreement

Exhibit 5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 15, 2016

Exhibit 8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 15, 2016 (included as part of Exhibit 5)

Exhibit 23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 15, 2016 (included as part of Exhibit 5)

Exhibit 36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 6, 2016, which such certification is dated December 6, 2016

Exhibit 99.1	CGMRC Mortgage Loan Purchase Agreement

Exhibit 99.2	Barclays Mortgage Loan Purchase Agreement

Exhibit 99.3	SMF V Mortgage Loan Purchase Agreement

Exhibit 99.4	PCC Mortgage Loan Purchase Agreement

Exhibit 99.5	SG Mortgage Loan Purchase Agreement

Exhibit 99.6	Sub-Servicing Agreement, dated as of December 1, 2016, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer

Pursuant to the requirements of the Securities Exchange Act of 1934, the depositor has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 15, 2016	CITIGROUP COMMERCIAL MORTGAGE SECURITIES INC.

	By:	/s/ Paul Vanderslice
Name: Paul Vanderslice
Title: President

CGCMT 2016-P6 – Form 8-K (Closing)

INDEX TO EXHIBITS

Item 601(a) of Regulation S-K Exhibit No.	Description	Paper (P) or Electronic (E)

1	Underwriting Agreement	(E)
4.1	Pooling and Servicing Agreement	(E)
4.2	CD 2016-CD2 Pooling and Servicing Agreement	(E)
4.3	MSC 2016-UBS12 Pooling and Servicing Agreement	(E)
4.4	CGCMT 2016-C3 Pooling and Servicing Agreement	(E)
4.5	CFCRE 2016-C6 Pooling and Servicing Agreement	(E)
4.6	JPMDB 2016-C4 Pooling and Servicing Agreement	(E)
4.7	CGCMT 2016-P5 Pooling and Servicing Agreement	(E)
4.8	BBCMS 2016-ETC Trust and Servicing Agreement	(E)
4.9	8 Times Square & 1460 Broadway Co-Lender Agreement	(E)
4.10	681 Fifth Avenue Co-Lender Agreement	(E)
4.11	Quantum Park Co-Lender Agreement	(E)
4.12	Potomac Mills Co-Lender Agreement	(E)
4.13	Fresno Fashion Fair Co-Lender Agreement	(E)
4.14	Hyatt Regency Jersey City Co-Lender Agreement	(E)
4.15	Easton Town Center Co-Lender Agreement	(E)
5	Legality Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 15, 2016	(E)
8	Tax Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 15, 2016 (included as part of Exhibit 5)	(E)
23	Consent Opinion of Orrick, Herrington & Sutcliffe LLP, dated December 15, 2016 (included as part of Exhibit 5)	(E)
36.1	Depositor’s Certification for Shelf Offerings of Asset-Backed Securities in respect of that certain Prospectus dated December 6, 2016, which such certification is dated December 6, 2016	(E)
99.1	CGMRC Mortgage Loan Purchase Agreement	(E)
99.2	Barclays Mortgage Loan Purchase Agreement	(E)
99.3	SMF V Mortgage Loan Purchase Agreement	(E)
99.4	PCC Mortgage Loan Purchase Agreement	(E)

99.5	SG Mortgage Loan Purchase Agreement	(E)
99.6	Sub-Servicing Agreement, dated as of December 1, 2016, between Midland Loan Services, a Division of PNC Bank, National Association, as master servicer, and Principal Global Investors, LLC, as sub-servicer	(E)